SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2000

                          ENERGY CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

                                  333-29001-01
                            (Commission File Number)


                                  West Virginia
                 (State or other jurisdiction of incorporation)

                                   84-1235822
                      (IRS Employer Identification Number)


                      4643 South Ulster Street, Suite 1100
                             Denver, Colorado 80237
              (Address of principal executive offices and zip code)

                                 (303) 694-2667
              (Registrant's telephone number, including area code)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On December 29, 2000, Energy Corporation of America (ECA) through its wholly owned subsidiary, Eastern American Energy Corporation, purchased Penn Virginia Oil and Gas Corporation's (PVOG) interest in various oil and gas leases, wells, pipelines, contracts, partnership interests, right-of-ways, personal property, and tax credits for $59,424,660.00 subject to certain adjustments. ECA funded this transaction with a portion of the proceeds it received from the August 18, 2000 sale of its wholly owned subsidiary, Mountaineer Gas Company. The foregoing text is qualified in its entirety by the press release dated January 2, 2001, and the Asset Purchase and Sale Agreement, which are attached as Exhibits 1 and 2 respectively and are incorporated herein by reference.

ITEM  7.   EXHIBITS.

          Ex.  1       Press  release  dated,  January  2,  2001.

          Ex.  2       Asset  Purchase  and  Sale  Agreement
                          (Schedules  and  Exhibits  Thereto  Omitted)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  January 11, 2001                        By:   /s/ John Mork
                                                   -----------------------------
                                              Name:  John  Mork
                                             Title:  President  and  CEO

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